INDUSTRIAL LEASE
                                     (Gross)

1. PARTIES: This Lease, dated, for reference purposes only, April 29, 1996 is made by and between Five K Investments (herein called "Lessor") and Antennas America, Inc. (herein called "Lessee").

2. PREMISES: Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Jefferson, State of Colorado, commonly known as approximately 5,000 square feet and described as 4880 Robb Street, Units 3 & 9, Wheat Ridge, Colorado 80033. Said real property including the land and all improvements thereon, is herein called "the Premises".

3. TERM:
     3.1 Term The term of this Lease shall be for three (3) years commencing on June 1, 1996 and ending on May 31, 1999, unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement: Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty
(60) days from said commencement date, Lessee, may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT: Lessee shall pay to Lessor as rent for the Premises equal monthly payment of Two Thousand Two Hundred Ninety-one and 67/100 Dollars ($2,291.67), in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $2,291.67 as rent for June. (See Rent Schedule below.)
                                      Annually          Monthly
                                      --------          -------
    6/1/96 - 5/31/97 @ $5.50/psf     $27,500.00        $2,291.67
    6/1/97 - 5/31/98 @ $5.75/psf     $28,750.00        $2,395.83
    6/1/98 - 5/31/99 @ $6.00/psf     $30,000.00        $2,500.00
                                     ----------
                                     $86,250.00

5. SECURITY DEPOSIT: Lessee shall deposit with Lessor upon execution hereof $2,291.67 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Lessor may use, apply or retain all or any position of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of lessee's default. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignees, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created between Lessor and Lessee with respect to said Security Deposit.

6. USE
6.1 Use: The Premises shall be used and occupied only for office, assembly, storage and manufacturing and for no other purpose without Lessor's prior consent not unreasonably withheld.

6.2 Condition of Premises: Lessee hereby accepts the Premises in their condition existing as of the date of tile execution hereof, and will comply with all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto all matters disclosed thereby and by any exhibits attached hereto.

                                                                     [initials]

7. MAINTENANCE AND ALTERATIONS:
7.1 Lessor's Obligations: Subject to the provisions of paragraphs 6.2(a) and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of tile Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessor warrants building structurally sound and mechanical and HVAC in good working order and guarantees both for first 12 months except for routine maintenance.

7.2 Lessee's Obligations:
     (a) Subject to the provisions of Paragraph 6.2(a), 7 and 9, lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, and plate glass and skylights located within the premises, and lease signs and side walk immediately to front of this unit. Lessee will have heating and air conditioning units serviced a minimum of two (2) times per year. Lessee will send a copy of service work to Lessor within 15 days after service work is completed, as long as maintenance is in compliance with these terms. Landlord to make any repairs in excess of $100.00.
     (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2, Lessor may at Lessor's option enter upon the Premises after 10 days prior written notice to Lessee, and put the same in good order, condition and repair and the cost thereof together with interest thereon at the rate of 10% per annum shall be due and payable, if not so paid, as additional rent to Lessor together with Lessee's next rental installment.
     (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear, tear and casualty excepted, Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(d), which repair shall include the patching and filling of holes and repair of structural damage.

7.3 Alterations and Additions:
     (a) Lessee shall not, without Lessor's prior written consent, not unreasonably withheld, make any alterations, improvements, additions, or Utility Installations in, or about the Premises, except for nonstructural alterations not exceeding $1,000 in cost. As used in this Paragraph 7.3 the term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of such.
     (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner. Lessor shall not unreasonably withhold or delay such consent.

                                      2                               [initials]

     (c) Lessee shall pay, when due, all claims for labor or materials furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have tile right to post demand, then Lessee shall, at its sole expense defend itself and Lessor not less than ten (10) day's notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.
     (d) Unless Lessor  requires  their  removal,  as set forth in Paragraph 7.3
(a), all alterations, improvements, additions and Utility Installations, which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2 (c).

8. INSURANCE: INDEMNITY
8.1 Liability Insurance: Lessee shall at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage Insurance insuring Lessor and Lessee against any liability arising out of the Lessee's, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Not more frequently than each 5 years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Provided, however, that in no event shall the amount of the liability insurance increase be more than fifty percent greater than the amount thereof during the preceding five years of the term of this Lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

8.2 Property Insurance:
     (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or lessee improvements in the amount of the full replacement value thereof, providing protection against all perils including within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental income insurance covering a period of six months, with loss payable to Lessor which insurance shall also cover all real. estate taxes and insurance costs for said period. In the event the Premises contains sprinklers, then the insurance coverage shall include sprinkler leakage insurance.
     (b)[section deleted and initialed] 4-29-96
     (c) If the Premises being leased herein are part of a larger property, then Lessee shall not be responsible for paying any increase in the property insurance caused by the acts or omissions of any other lessee of the building of which the Premises are a part.
     (d) Lessee shall pay any such premium increases to Lessor within 30 days after receipt of Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises

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

and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

8.4 Waiver of Subrogation: Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is required to be insured against under the terms of this Lease. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.5 Indemnity: Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause, and Lessee hereby waives all claims in respect thereof against Lessor.

8.6 Exemption of Lessor from Liability: Unless caused by Lessor's negligence, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, if any, of the building in which the Premises are located.

9. DAMAGE OR DESTRUCTION:
9.1 Partial Damage-Insured: Subject to the provisions of Paragraphs 9.3 and 9.4 if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessee's fixtures, equipment or lessee improvements.

9.2 Partial Damage-Uninsured: Subject to the provisions of Paragraphs 9.3 and 9.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy maintained by Lessor. Lessor may at Lessor's option either (i) repair such force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written

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

notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage, and neither party shall have further right or obligations hereunder.

9.3 Total Destruction: If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by lessor pursuant to paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction, and neither party shall have further right or obligations hereunder.

9.4 Damage Near End of Term: If the Premises are partially destroyed or damaged during the last six months of the term of this Lease and the same cannot be repaired within 30 days thereafter, Lessor or Lessee may, at their option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 10 days after the date of occurrence of such damage.

   9.5 Abatement of Rent: Lessee's Remedies:
     (a) If the Premises are partially destroyed or damaged, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration, unless damage caused by Lessor's negligence.
     (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

9.6 Termination-Advance Payments: Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

10.1 [Section deleted and initialed. Added "Lessor shall pay all property taxes applicable to the Premises."] 4-29-96

10.2 Definition of "Real Property" Tax: As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax, the nature of which was previously included within the definition of real property tax. Special assessments taxes to be prorated over term of Lease on) a pro rata basis.

10.3 Joint Assessment; If the premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned
it) the  assessor's  work  sheets  or  other  information  as may be  reasonably


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available.  Lessor's  reasonable  determination  hereof, in good faith, shall be conclusive.

10.4 Personal Property Taxes:
     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.
     (b) If any of property, Lessee shall of a written statement Lessee's said personal property shall be assessed with Lessor's real pay Lessor the taxes attributable to Lessee within 10 days after receipt setting forth the taxes applicable to Lessee's property.

11. UTILITIES
     Lessee shalt pay for all gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon, if any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. Lessor warrants that all such utilities are presently serving the premises.

12. ASSIGNMENT AND SUBLETTING:
12.1 Lessor's Consent Required: Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or other-wire transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

12.2 Lessee Affiliate: Notwithstanding the provisions of Paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on tile Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3 No Release of Lessee: Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessor's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

12.4 Attorney's Fees: In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorney's fees incurred in) connection therewith, such attorney's fees not to exceed $250.00 for each such request.

13. DEFAULTS: REMEDIES:
13.1 Defaults: The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by lessee:


                                       6                              [initials]

     (a) The vacating or abandonment of the Premises by Lessee.
     (b) The failure by Lessee to make ally payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee.
     (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.
     (d) (i) The making by Lessee of any general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.
     (e) The discovery by lessor than any financial statement given to Lessor by lessee, any assignee of Lessee, any sublessee of lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

13.2 Remedies: In the event of any such material default or breach by Lessee, lessor may at any time thereafter, with or without notice of demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach;
     (a) Terminate Lessee's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor.
     (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it become due hereunder.
     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Colorado.

13.3 Default by Lessor; Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (3) days after written notice by Lessee to Lessor provided, however, that if the nature of Lessor's obligation is such that more than thirty
(3) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

14. CONDEMNATION:
     If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes titles or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the premises, or more than 25 % of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shalt have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the



                                       7                              [initials]
exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by tile condemning authority. lessee shall pay amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE:
     Upon  execution of this Lease by both  parties,  Lessor shall pay to Dunton
Industrial Co., Patricia Kunz, broker, a fee as set forth in a separate agreement between Lessor and said broker. [Rest of Section deleted and initialed]

16. GENERAL PROVISIONS:
16.1 Estoppel Certificates:
     (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this lease is unmodified and in full force and effect (or, if modified stating that nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively retied upon by any prospective purchaser or encumbrancer of the Premises,
     (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.
     (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial contracts of Lessee as may be reasonably required by such lender. Such contracts shall include the past three years' financial history of Lessee. All such financial history shall be received by lessor in confidence and shall be used only for the purposes herein set forth.

16.12 Lessor's liability: The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.


                                       8                              [initials]

16.3 Severability: The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provisions hereof,

16.4 Interest on Past-due Obligations: Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 10% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided,
                                                                      [initials]
however, that interest shall not be payable on late charges incurred by Lessee nor on any amount upon which late charges are paid by Lessee.

16.5 Time of Essence: Time is of the essence.

16.6 Captions: Article and paragraph captions are not a part hereof.

16.7 Incorporation of Prior Agreements: Amendments: This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective.

16.8 Notices: Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different a address for notice purposes for Lessee that address is corporate address listed below. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. Notices effective upon receipt of refusal of receipt.

16.9 Waivers: No waiver by lessor of any provision hereof shall be deemed a waiver of any other pro vision hereof or of any subsequent breach by lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

16.10 Recording: Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon written request of the other, execute, acknowledge and deliver to the other a short form "memorandum" of this Lease for recording purposes.

16.11 Holding Over: If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

16.12 Cumulative Remedies: No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

16.13 Covenants and Conditions: Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

16.14 Binding Effect: Choice of Law: Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Colorado.

16.15 Subordinates:
     (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or

                                       9                              [initials]
hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to alt renewals, modifications, consolidations, replacements and extension thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
     (b)  Lessee  agrees  to  execute  any  documents   reasonable  required  to
effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be

16.16 Attorney's Fees: If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

16.17 Lessor's Access: Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees, and making such alterations, repair, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable.
Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs all without rebate or rent or liability to Lessee.

16.18 Signs and Auctions: Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent, except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon

16.19 Merger: The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

16.20 Corporate Authority: If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said Corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

16.21 Consents: Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

16.22 Guarantor: In the event there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs 16.1 and 16.20 of this Lease.

16.23 Quiet Possession: Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof for the use provided in
Section 6.1 subject to all of the provisions of this Lease.


                                      10                              [initials]

16.24 Options: In the event the Lessee, under the terms of this Lease has any option to extend the term of this Lease, or any option to purchase the premises, or any right of first refusal to purchase the premises or other property of Lessor, then each of such options and rights are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any one other than Lessee except that it may be exercised by or assigned to any of the entities described in Paragraph 12.2 hereof for whom Lessee does not need the consent of Lessor to assign this Lease. In the event Lessee hereunder has any multiple options to extend this Lease, a later option to extend the Lease cannot be exercised unless the prior option has been so exercised, No option may be exercised at a time when the Lessee is in default under its obligations under this lease.

16.25 Multiple Lessee Building: In the event the Premises are part of a larger building or group of buildings, then Lessee agrees it will by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and lessees of the building. Further, Lessee will promptly pay its pro rata share, as reasonably determined by Lessor, of any maintenance of repair of such portion of the Premises or such portion of the property of which the Premises are a part, which are common areas or used by Lessee and other occupants thereof, The violations of any such rules and regulations, or the failure to pay such pro rata share of costs, shall be deemed a material breach of this Lease by Lessee.

16.26 Hazardous Substances: Lessee covenants with Lessor to notify Lessor of any and all hazardous substances (as defined below) generated or stored at the premises, to comply with all obligations imposed by applicable law, rules, regulations or requirements of any governmental authority upon such generation and storage of hazardous substances, to prohibit any generation, storage, or disposal of hazardous substances at the premises except as permitted by the lease, to deliver promptly to Lessor true and complete copies of all notice received by Lessee from any governmental authority with respect to the generation, storage or disposal by Lessee of hazardous substances, to promptly notify Lessor of any spills or accidents involving a hazardous substance, and to permit reasonable entry onto the premises by Lessor for verification of Lessee's compliance with this covenant. Lessee agrees to utilize only transporters approved by the Environmental Protection Agency and State of Colorado to deliver and remove hazardous substances from the premises. Lessee also agrees to indemnify and defend Lessor (with legal counsel reasonably acceptable to Lessor) from and against any costs, fees or expenses, (including, without limitation, clean-up expenses, third party claims and environmental impairment expenses, loss of rent, and reasonable attorneys' fees and expenses) incurred by Lessor in connection with Lessee's generation, storage or disposal of hazardous substances. This indemnification by Lessee shall survive the termination or expiration of this lease. 'Hazardous substances' shall mean:

          (1) 'Hazardous substances' as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended;
          (2) 'PCB's' as defined in 40 C.F.R. 761, or analogous regulations promulgated under the Toxic Substances Control Act, as amended;
          (3) 'Asbestos' as defined in 29 C.F.R. 1910.1001, et seq., and analogous regulations promulgated under the Occupational Safety and Health Act of 1970, as amended;
          (4) Oil and petroleum based products;
          (5) Radioactive material or waste;
          (6) Biological and other medical products and waste material; and
          (7) 'Hazardous wastes' as defined in Resource Conservation and Recovery Act, as amended;

     as such acts may be amended from time to time, and as such terms may be expanded by additional legislation of a general nature.
          At Lessor's option, in the 60 days prior to the termination of the lease, Lessor may require Lessee, at Lessee's expense, to provide an environmental audit to Lessor for the premises, where Lessor has a reasonable basis for such request.


                                      11                              [initials]

16.27 Additional Provisions: If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.

     a) With the exception of vehicles, no outside storage of any kind is allowed.
     b) Tenant is responsible for snow removal immediately outside this unit within five feet (5') of building.
     c) Rent received after the 10th of any month will be assessed a fifteen percent (15%) late payment charge.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

Executed at:                                 Five K Investments
           -------------------------------   -----------------------------------

on:                                          By:/s/ Harold Kunz 5-3-96
   ---------------------------------------      --------------------------------

Address Harold Kunz                          By:
        ----------------------------------      --------------------------------
        11445 W. I-70 Frontage Rd. North
        ----------------------------------        "LESSOR   (Corporate Seal)
        Wheat Ridge, CO 80033
        ----------------------------------

Executed at:                                 Antennas America, Inc.
           -------------------------------   -----------------------------------

on:                                          By:/s/ Richard L. Anderson
   ---------------------------------------      --------------------------------
                                                Richard L. Anderson
                                                4-29-96
Address:                                     By:
        ----------------------------------      --------------------------------

        ----------------------------------        "LESSEE"  (Corporate Seal)

        ----------------------------------





1/4/94










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